UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursual to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2012

Great Lakes Dredge & Dock Corporation
(Exact name of Registrant as specified in its charter)

Delaware	001-33225	20-5336063
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S Employer Identification No.)

2122 York Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 574-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 — Results of Operations and Financial Condition

On February 21, 2012 Great Lakes Dredge & Dock Corporation issued an earnings release announcing its financial results for the three and twelve months ended December 31, 2011, and announcing a conference call and webcast to be held at 9:00 a.m. (C.S.T.) on Tuesday, February 21, 2012 to discuss these results.  A copy of the earnings release is furnished as Exhibit 99.1 and incorporated herein by reference.

 The information in this Form 8-K and Exhibit 99.1 are furnished pursuant to Item 2.02 of this Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 — Financial Statements and Exhibits

 (d)           Exhibits

 The following exhibit is furnished herewith:

99.1	Earnings Release of Great Lakes Dredge & Dock Corporation dated February 21, 2012 announcing financial results for the three and twelve months ended December 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT LAKES DREDGE & DOCK CORPORATION

/s/ Bruce J. Biemeck
Date:	February 21, 2012	Bruce J. Biemeck
President and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

99.1	Earnings Release of Great Lakes Dredge & Dock Corporation dated February 21, 2012 announcing financial results for the three and twelve months ended December 31, 2011.